UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2003

BLYTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

1-13026

36-2984916

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (203) 661-1926

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.           Results of Operations and Financial Condition

On December 4, 2003, Blyth, Inc. issued a press release reporting financial results for its third fiscal quarter ended October 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: December 5, 2003	By: /s/ Bruce D. Kreiger
Name: Bruce D. Kreiger
Title: Vice President & General Counsel